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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2004


                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-MCW1)


                           Park Place Securities, Inc.
                           ---------------------------

             (Exact name of registrant as specified in its charter)

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         Delaware                   333-118640-02          34-1993512
--------------------------------  -----------------  ----------------------
(State or Other Jurisdiction       (Commission File     (I.R.S. Employer
    of Incorporation)                  Number)        Identification Number)

1100 Town & Country Road, Suite
            1100
     Orange, California                92868
--------------------------------  ----------------
(Address of Principal Executive      (Zip Code)
          Offices)

Registrant's telephone number, including area code: 714-564-0660

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Check  the  appropriate  box  below  if  the  Form  8-K  filing  is  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 -    Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

               Financial Statements.

                    Not applicable.

               Pro Forma Financial Information.

                    Not applicable.

               Exhibits.


------------------------------------------------------------------------
             Item 601(a) of Regulation S-K
Exhibit No.           Exhibit No.           Description
-----------  -----------------------------  ----------------------------
                                            Opinion and Consent of
     1             5.1, 8.1, 23.1           Thacher Proffitt & Wood llp.
------------------------------------------------------------------------


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 10, 2004


                                     PARK PLACE SECURITIES, INC

                                     By:  /s/ John P. Grazer
                                        ----------------------------------------
                                     Name:    John P. Grazer
                                     Title:   CFO


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
                                  EXHIBIT INDEX

---------------------------------------------------------------------
                Item 601(a) of Regulation S-K
Exhibit Number  Exhibit No.                    Description
--------------  -----------------------------  ----------------------
                                               Opinion and Consent of
      1               5.1, 8.1, 23.1           Counsel
---------------------------------------------------------------------


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